POWER OF ATTORNEY

HARBOR FUNDS II

KNOW ALL BY THESE PRESENT, the undersigned trustees of Harbor Funds II, hereby constitute and appoint Charles F. McCain, Kristof M. Gleich, Gregg M. Boland, Diana R. Podgorny, Lana M. Lewandowski, Lora A. Kmieciak, John M. Paral, Richard C. Sarhaddi, and Meredith S. Dykstra, and each of them acting singly, to be our true, sufficient and lawful attorneys, with full power to each of them and each of them acting singly, to sign for us, in our names and in our capacity as trustees of Harbor Funds II: (i) any Registration Statement on Form N-1A or Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto filed by Harbor Funds II, (ii) any application, notice or other filings with the Securities and Exchange Commission or any state securities commission or foreign country regulatory body and filed by or with respect to Harbor Funds II, and (iii) any and all other documents and papers relating thereto, and generally to do all such things in our names and on behalf of us in our capacity as trustees to enable Harbor Funds II to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the laws of any state securities commission or foreign country regulatory body, hereby ratifying and confirming our signatures as they may from this date forward be signed by said attorneys or each of them to any and all Registration Statements and amendments to said Registration Statement.

By executing this power of attorney, we are hereby revoking any and all previous powers of attorney that were in affect prior to the date set forth below.

IN WITNESS WHEREOF, we have hereunder set our hands on this day, December 14, 2023.

/s/ Scott M. Amero	/s/ Douglas J. Skinner
Scott M. Amero as Trustee and not individually	Douglas J. Skinner as Trustee and not individually

/s/ Donna J. Dean	/s/ Ann M. Spruill
Donna J. Dean as Trustee and not individually	Ann M. Spruill as Trustee and not individually

/s/ Robert Kasdin	/s/ Landis Zimmerman
Robert Kasdin as Trustee and not individually	Landis Zimmerman as Trustee and not individually

/s/ Kathryn L. Quirk
Kathryn L. Quirk as Trustee and not individually